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                                                                   EXHIBIT 10.11


                               SECOND AMENDMENT TO
                   AGREEMENT TO PURCHASE SALVAGEABLE PROPERTY


THIS SECOND AMENDMENT TO AGREEMENT TO PURCHASE SALVAGEABLE PROPERTY ("Amendment") is made and entered into effective this 1st day of January, 2000, by and among THRIFT SHOPS OF SOUTH BROWARD, INC., a Florida corporation, d/b/a/ THE COMMUNITY THRIFT SHOP ("South Broward"), THRIFT SHOPS OF WEST DADE, INC., a Florida corporation ("West Dade"),THRIFT RETAIL, INC., a Florida corporation ("Retail") and MISSING CHILDREN AWARENESS FOUNDATION, INC., a Florida not-for-profit corporation ("Charity").

                                   WITNESSETH:

WHEREAS, South Broward, West Dade and Charity are parties to that certain Agreement to Purchase Salvageable Property dated December 1, 1993, as amended effective January 1, 1996 ("Agreement"), pursuant to which South Broward and West Dade Agreed to purchase items of salvageable personal property from Charities; and

WHEREAS, Retail operates a facility in Orlando ("Retail/Orlando"), and Retail/Orlando desires to also purchase property from Charity, and Charity desires to also sell property to Retail/Orlando; and

         WHEREAS, the parties have agreed to amend the Agreement as ore fully provided herein, and to provide for Retail/Orlando to be a purchaser of items of tangible personal property from Charity.

         NOW THEREFORE, in consideration of the agreement and mutual covenants set for the herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Except as otherwise provided herein, all defined terms shall have the meaning set for the in the Agreement.

         2. Wheresovever the term "Purchaser" shall be used in the Agreement, such terms shall be defined to include all of South Broward, West Dade and Retail/Orlando. South Broward, West Dade and Retail/Orlando shall be separately liable for their respective purchases pursuant to the Agreement. South Broward, West Dade and Retail/ Orlando shall determine the proportion in which they shall purchase the Property from the Charity. For purposes of the foregoing, the obligation of Retail shall be limited to Retail/Orlando.

         3. In the event of any inconsistencies between this Amendment and the Agreement, the terms of this Amendment shall control. As hereby amended, the Agreement is hereby ratified and confirmed.



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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective on the date first above-written.



Signed, sealed and delivered              THRIFT SHOPS OF SOUTH BROWARD INC., a
in the presence of:                       Florida corporation, d/b/a THE
                                          COMMUNITY THRIFT SHOP


/s/ Diane Richards                        /s/ Marc Douglas
-------------------------------------     -------------------------------------
/s/ Lana Baltz
-------------------------------------


                                          THRIFT SHOPS OF WEST DADE, INC.,
                                          a Florida corporation


/s/ Diane Richards                        /s/ Marc Douglas
-------------------------------------     -------------------------------------
/s/ Lana Baltz
-------------------------------------


                                          THRIFT RETAIL, INC.,  a Florida
                                          corporation



/s/ Diane Richards                        /s/ Marc Douglas
-------------------------------------     -------------------------------------
/s/ Lana Baltz
-------------------------------------


                                          MISSING CHILDREN AWARENESS FOUNDATION,
                                          INC., a Florida not-for-profit
                                          corporation



/s/ Greg Southworth                        /s/ Dawn Warren
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/s/ Illegible
-------------------------------------